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Exhibit 32

               Certification of Chief Executive Officer and
                          Chief Financial Officer
                          Pursuant to Section 906
                    of the Sarbanes-Oxley Act of 2002



          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chapter 63, Title 18 U.S.C. section 1350(a) and (b)), the undersigned hereby certify that the Annual Report on Form 10-K for the period ended October 31, 2003 of North European Oil Royalty Trust ("Trust") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.




Date:    December 19, 2003


                                          /s/ John H. Van Kirk
                                         ----------------------
                                              John H. Van Kirk
                                              Managing Trustee
                                         (Chief Executive Officer)



                                          /s/ John R. Van Kirk
                                         ----------------------
                                              John R. Van Kirk
                                              Managing Director
                                         (Chief Financial Officer)